SCHEDULE 14A
                               (RULE 14A-101)

                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                           (AMENDMENT NO.      )

 Filed by the Registrant {X}

 Filed by a Party other than the Registrant {   }

 Check the appropriate box:

 { } Preliminary Proxy Statement
     {  } Confidential, For Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
 { } Definitive Proxy Statement
 {X} Definitive Additional Materials
 { } Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        BIRMINGHAM STEEL CORPORATION
         ---------------------------------------------------------
              (Name of Registrant as specified in its charter)

                        ----------------------------
    (Name of person(s) filing proxy statement, if other than Registrant)

 Payment of Filing  Fee (Check the appropriate box):

 {X}  No fee required.

 { }  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
      11.

      (1)  Title of each class of securities to which transaction applies:
      (2)  Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      (4)  Proposed maximum aggregate value of transactions:
      (5)  Total fee paid.

 __________
 {  } Fee paid previously with preliminary materials.
 {  } Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
      (2)  Form, Schedule or Registration Statement No.:
      (3)  Filing Party:
      (4)  Date Filed:



                        BIRMINGHAM STEEL CORPORATION


                                NOVEMBER 1999


                                                         [TITLE SLIDE]

AGENDA
- -----------------------------------------------------------------------------

O        STRENGTH OF CORE OPERATIONS

O        BACKGROUND AND BENEFITS OF THE STRATEGIC RESTRUCTURING

O        THE UNITED GROUP SOLICITATION



                                                          [SLIDE 1]

CORE OPERATIONS
- -----------------------------------------------------------------------------

         BIRMINGHAM

         KANKAKEE

         JOLIET

         JACKSON

         SEATTLE

         CARTERSVILLE

         PESCO

         JACKSON SCRAP

         VANCOUVER SCRAP



                                                          [SLIDE 2]

PROFITABLE CORE MINI-MILL OPERATIONS
- -----------------------------------------------------------------------------

DESPITE SOME OF THE WORST INDUSTRY CONDITIONS IN 40 YEARS, BIRMINGHAM'S CORE MINI-MILL OPERATIONS ARE SOLIDLY
PROFITABLE
(Dollars in Millions, except per share amounts)
- -----------------------------------------------------------------------------

                                                           FULL YEAR COMPARISON                         QUARTERLY COMPARISON
                                             ------------------------------------------------------------------------------------
                                                     FY 1998                FY 1999                 Q1 1999               Q1 2000
- ---------------------------------------------------------------------------------------------------------------------------------
TONS SHIPPED (000)                                      2,667                  2,389                    656                   642
NET SALES                                              $836.9                 $709.9                 $207.5                $176.8
EBITDA                                                  116.4                  106.9                   34.4                  26.7
NET INCOME                                               39.9                   26.8                   10.9                   5.8
EPS                                                      1.34                   0.91                   0.19                  0.30
PRE-OPERATING/START-UP COSTS                              1.3                   12.9                    1.4                   4.5
EPS (BEFORE PRE-OPERATING/START-UP COSTS)                1.37                   1.19                   0.28                  0.30
- ---------------------------------------------------------------------------------------------------------------------------------
NOTE:    CORE OPERATIONS INCLUDE KANKAKEE, JOLIET, BIRMINGHAM, SEATTLE, JACKSON AND CARTERSVILLE.
         EXCLUDES NON-RECURRING CHARGES.




                                                          [SLIDE 3]

POSITIVE CORE OPERATIONAL DEVELOPMENTS
- -----------------------------------------------------------------------------

FISCAL YEAR 1999 AND FIRST QUARTER FISCAL YEAR 2000

O    CONTINUED IMPROVEMENT IN PRODUCT MIX - INCREASING MERCHANT BAR COMPONENT

O    CONTINUED PROGRESS IN IMPROVING EFFICIENCY

     O LOWER MELT SHOP CONVERSION COSTS AND SCRAP MANAGEMENT PROGRAMS HAVE IMPROVED METAL SPREADS IN THE FY 1998/1999 PERIOD

         O    REBAR: $169 TO $174 PER NET TON

         O    MERCHANT BAR: $211 TO $221 PER NET TON

     O   INVENTORY AT FISCAL YEAR-END DOWN $35 MILLION OR 32% FROM FY 1998

O    Q3 PRICE INCREASE ANNOUNCEMENTS

     O   MERCHANT $15/TON EFFECTIVE 6/1/99

     O   REBAR $20/TON EFFECTIVE 6/1/99

O    PROGRESS MADE IN CARTERSVILLE START-UP

O    WINDING DOWN OF MAJOR CAPITAL SPENDING REQUIREMENTS

O REORGANIZATION OF COMPANY INTO STRATEGIC BUSINESS UNITS IN NOVEMBER 1998 HAS DRIVEN PRODUCTIVITY AND PROFITABILITY GAINS


                                                          [SLIDE 4]


CONTINUING STEPS TO BUILD PROFITABILITY
- -----------------------------------------------------------------------------

SINCE 1996, MANAGEMENT HAS SUCCESSFULLY IMPLEMENTED SEVERAL
INITIATIVES TO IMPROVE PROFITABILITY IN ITS CORE MINI-MILL OPERATIONS


PROFIT INITIATIVES                                                  RESULTS
O    EXPANDED REBAR BUSINESS                         ->             O    AVERAGE REBAR SHIPMENTS HAVE INCREASED
                                                                         11% OVER 1996 LEVELS
O    IMPROVED PRODUCT MIX                            ->             O    MERCHANT BAR SHIPMENTS INCREASED FROM
                                                                         26% TO 36% OF MIX
O    BROADENED CUSTOMER BASE                         ->             O    INCREASE IN OEM SHIPMENTS HAS IMPROVED
                                                                         PROFITABILITY AT SEATTLE AND KANKAKEE
O    INCREASED OPERATING EFFICIENCIES                ->             O    REDUCED AVERAGE MANHOURS/TON
                                                                             O 1.22 (1994 - 1996)
                                                                             O 1.05 (1997 - 1999)
                                                                    O    INCREASED UTILIZATION OF INTERNALLY PRODUCED
                                                                         BILLETS


                                                          [SLIDE 5]


CORE BUSINESS OUTLOOK IS POSITIVE
- -----------------------------------------------------------------------------

MANAGEMENT INITIATIVES CURRENTLY UNDER WAY WILL FURTHER ENHANCE
PROFITABILITY


MINI-MILL                                  INITIATIVES
- --------------------------------------     ------------------------------------------------------------------------------------
CARTERSVILLE                               SUCCESSFUL START-UP, EXPANDED MERCHANT PRODUCT OFFERING, AND LEVERAGING MELT
                                           CAPACITY THROUGHOUT ORGANIZATION
JACKSON                                    CONTINUED GROWTH OF HIGHER-MARGIN MERCHANT BAR AND NICHE PRODUCTS AND
                                           IMPROVED VOLUME LEVELS
BIRMINGHAM                                 HIGHER VOLUME AND IMPROVED INVENTORY TURNS, RUNNING ROLLING MILL AT CAPACITY
                                           WITH CARTERSVILLE BILLETS
SEATTLE                                    CONTINUED GROWTH IN MERCHANT BAR SALES, EXPANDED SALES PLATFORM IN CANADA AND
                                           HIGHER UTILIZATION RATES DURING WINTER MONTHS
KANKAKEE/JOLIET                            ADDED VOLUME AT JOLIET MILL, USING BILLETS FROM JACKSON TO IMPROVE UTILIZATION RATES
- --------------------------------------     ------------------------------------------------------------------------------------


                                                          [SLIDE 6]

ACCELERATING CARTERSVILLE START-UP
- -----------------------------------------------------------------------------

FOCUS ON SUCCESSFUL START-UP AT CARTERSVILLE HAS BEEN INTENSIFIED

O    IMPLEMENTING OPERATING STRATEGY
     O   STRENGTHENED MANAGEMENT TEAM
     O   QUICKLY BUILDING MELT SHOP VOLUMES
         O DEVELOPING CARTERSVILLE AS SUPPLIER TO CLEVELAND - MINIMUM 15 M TONS PER MONTH
         O  SUPPLYING BIRMINGHAM PLANT 5 M TONS PER MONTH
     O WILL HAVE ROLLING MILL COMMERCIAL ON ALL SECTIONS BY DECEMBER 1999

O    MEETING NEAR-TERM PROFIT AND LOSS EXPECTATIONS
     O EXPECT TO BE PROFITABLE BY THIRD QUARTER
     O GOAL OF BREAKEVEN FOR CURRENT FISCAL YEAR

O    REALIZING SIGNIFICANT LONG-TERM OPPORTUNITY IN THE MILL
     O LOW-COST ROD BILLET AND MERCHANT BILLET SUPPLIER
     O FASTER PENETRATION OF MIDSECTION MARKET


                                                          [SLIDE 7]


CARTERSVILLE'S PRODUCT RANGE PROVIDES COMPETITIVE ADVANTAGE - ONE-STOP SHOPPING
- -----------------------------------------------------------------------------
COMPETITOR PRODUCT AND SIZE COMPARISON


                        6" - 12"     3" - 12"       3" - 10"        4" - 8"     5" - 14"      8" - 12"       6" - 12"
             CAPACITY   C-CHAN       MC-CHAN      STD. I BEAM      ANGLES       FLATS        MH BEAMS       WF BEAMS     Z'S & T'S
- ----------------------------------------------------------------------------------------------------------------------------------
BIR            500+  ===========   ===========    ===========    ===========  ===========   ===========    ===========   =========
J & L           250                ===========    ===========                               ===========    =
CHAP-TX         750  ===========                  ===========                               ===========    ===========
CHAP-VA(1)    1,000  ====                                                                                  =========
NUC-DARL        600  =====                                       ======       ====
NUC-JEW         600  =====                                       ======       ====
NUC-BERK(1)     500  =========     ==             ===========                               ===========    ===========
NWS&W           700  ===========                                 ======       ==========                   =========
NUC/YAM         250  ==            ====                          ===                        ===========    ===========   =========
SMI-BI          450  ====                         ====           =====        ==========                   ====
BAYOU           500  =====                        ====           ===========  ======                       ===
NSS-KY          250  ===========   ===========    =====          =========    ==========
LASCO           800  ===========                  ===            ===========  ===========
AMERISTL        400  ===                                         ===          ===
SDI(2)          800  ===========   =======        =======        =========                  ===========    ===========   =========
KY EL           150                                                           ==========
IMPORTS         500  ===========   ===========    ===========    ===========  ===========   ===========    ===========

===      PRODUCTS CAN BE ADDED TO CARTERSVILLE WHEN THE MARKET DEMANDS.
         (1)  NEW ENTRANT 1999.
         (2)  NEW ENTRANT 2000.

                                                          [SLIDE 8]

A STRONG AND PROVEN MANAGEMENT TEAM
- -----------------------------------------------------------------------------

CHIEF EXECUTIVE OFFICER             ROBERT GARVEY (JANUARY 1996)
                                    CEO AT NORTH STAR STEEL FOR 12 YEARS;
                                    BUILT NORTH STAR STEEL INTO THE LEADING
                                    NON-FLAT MINI-MILL PRODUCER

CHIEF OPERATING OFFICER             BRIAN HILL (JUNE 1999)
                                    EVP OPERATIONS AT NORTH STAR STEEL
                                    UNDER GARVEY DURING PRIMARY GROWTH
                                    PERIOD; 31 YEARS WITH CARGILL INCLUDING
                                    15 YEARS OF SENIOR-LEVEL STEEL AND
                                    STEEL-RELATED EXPERIENCE WITH NORTH
                                    STAR AND CARGILL

CHIEF FINANCIAL OFFICER             KEVIN WALSH (JULY 1998)
                                    20 YEARS WITH JOHNSON & JOHNSON
                                    (DOMESTIC AND INTERNATIONAL); EXTENSIVE
                                    FINANCIAL AND OPERATIONAL EXPERIENCE
                                    WITH MAJOR MULTINATIONAL CORPORATIONS

CARTERSVILLE                        JACK WHEELER (ASSIGNED JULY 1999)
                                    SEASONED MINI-MILL OPERATOR;
                                    RESPONSIBLE FOR RECENT SUCCESS AT
                                    BIRMINGHAM'S NORTHERN DIVISION
                                    (KANKAKEE/JOLIET); RECENTLY GIVEN
                                    RESPONSIBILITY FOR CARTERSVILLE
                                    OPERATION


                                                          [SLIDE 9]

THE CORE OPERATIONS HAVE SHOWN SUBSTANTIAL IMPROVEMENT
UNDER CURRENT MANAGEMENT...
- -----------------------------------------------------------------------------
(DOLLARS IN MILLIONS, EXCEPT PER TON AMOUNTS)

                                         Jim Todd - CEO                       Bob Garvey - CEO
                                ---------------------------------   -------------------------------------
                                1994         1995        1996         1997         1998       1999
- ---------------------------------------------------------------------------------------------------------
SHIPMENTS (000)                 1,790       1,743        1,870        2,173        2,667       2,389
AVERAGE PRICE/TON                $299        $330         $302         $307         $314        $297
SALES                            $536.1      $574.6       $564.3       $667.7       $836.9      $709.9
EBITDA(1)                          58.5        95.1         50.4         85.9        117.7       119.8
% MARGIN                           10.9%       16.6%         8.9%        12.9%        14.1%       16.9%
NET INCOME                         15.5        36.9         (1.3)        20.9         39.9        26.8
% MARGIN                            2.8%        6.4%        (0.2%)        3.1%         4.8%        3.8%
- ---------------------------------------------------------------------------------------------------------

NOTE:  CORE OPERATIONS INCLUDE KANKAKEE, JOLIET, BIRMINGHAM, SEATTLE, JACKSON AND CARTERSVILLE.
       FISCAL YEARS ENDING JUNE 30.
(1) EBITDA DOES NOT INCLUDE PRE-OPERATING/START-UP COSTS.


                                                          [SLIDE 10]

 ...HAVE OUTPERFORMED THE PRIOR MANAGEMENT...
- -----------------------------------------------------------------------------

RESULTS FROM CORE OPERATIONS(1)
(DOLLARS IN MILLIONS, EXCEPT PER TON AMOUNTS)

                                     AVERAGE                     AVERAGE
                                   1994 - 1996                 1997 - 1999
- -------------------------------------------------------------------------------
SHIPMENTS (000)                     1,801                        2,410
AVERAGE PRICE/TON                   $310                         $306
SALES                               558.3                        738.2
EBITDA(2)                           68.0                         107.8
EBITDA MARGIN %                     12.2%                        14.6%
- -------------------------------------------------------------------------------

     (1) CORE OPERATIONS INCLUDE KANKAKEE, JOLIET, BIRMINGHAM, SEATTLE, JACKSON AND CARTERSVILLE. FISCAL YEARS ENDING JUNE 30.
     (2) EBITDA DOES NOT INCLUDE CARTERSVILLE PRE-OPERATING/START-UP COSTS.


                                                          [SLIDE 11]

 ...AND HAVE PERFORMED WELL RELATIVE TO INDUSTRY PEERS
- -----------------------------------------------------------------------------

THE EBITDA MARGIN OF BIRMINGHAM'S CORE MINI-MILL BUSINESS IS WELL ABOVE THE INDUSTRY AVERAGE

LTM PERFORMANCE COMPARISON
(DOLLARS IN MILLIONS)


                                            COMMERCIAL                                                PEER GROUP
                     BIRMINGHAM    NUCOR      METALS     CO STEEL    GSI   AMERISTEEL    SCHNITZER      AVERAGE
- -------------------------------------------------------------------------------------------------------------------
REVENUE                 $709.9    $3,775.0   $2,324.9    $1,428.5   $788.4    $669.3       $270.4          -
EBITDA                   106.9       581.9      140.5       118.2     30.6      91.7         15.0          -
EBITDA MARGIN (%)        15.1%       15.4%       6.0%        8.3%     3.9%     13.7%         5.5%        8.8%
NET INCOME                26.8       205.2       45.3        11.8   (47.4)      28.9        (6.8)          -
- -------------------------------------------------------------------------------------------------------------------

NOTE:    EFFECTIVE TAX RATE USED WHERE AVAILABLE, OTHERWISE STATUTORY TAX RATE.  NUMBERS ADJUSTED FOR
         NONRECURRING ITEMS.

                                                          [SLIDE 12]




                       BACKGROUND AND BENEFITS OF THE
                                 STRATEGIC
                               RESTRUCTURING



                                                          [TITLE SLIDE]

ORIGINS OF CURRENT SBQ CHALLENGES
- -----------------------------------------------------------------------------

BIRMINGHAM'S CURRENT CHALLENGES ARE LARGELY ATTRIBUTABLE TO PAST
ERRORS MADE BY JAMES TODD AND HIS SENIOR MANAGEMENT PRIOR TO
BOB GARVEY'S ARRIVAL

     O FAILURE TO COMPLETE AN APPROPRIATE MARKET STUDY
     O SUB-OPTIMAL FURNACE SIZE FOR SBQ
     O INABILITY TO DIRECT CAST BILLETS
     O INADEQUATE EVALUATION OF EQUIPMENT
     O FAILURE TO INCLUDE CUT-TO-LENGTH CAPABILITIES
     O FAILURE TO BUILD A MELT SHOP WHEN NEEDED
     O DRI PURCHASE COMMITMENT



                                                          [SLIDE 13]



OPERATION OF THE SBQ ASSETS IS NOT THE PROBLEM
- -----------------------------------------------------------------------------

THERE IS A FUNDAMENTAL MISALIGNMENT BETWEEN THE COMPANY'S SBQ ASSETS AND MARKET REQUIREMENTS AS A RESULT OF FAULTY PLANNING BY PRIOR MANAGEMENT

     0 THE LACK OF CUT-TO-LENGTH CAPABILITIES ELIMINATES THE COMPANY'S
       ACCESS TO AN ESTIMATED 70-80% OF THE OVERALL SBQ MARKET
       - WITH ONE MILLION TONS OF BILLETS FROM MEMPHIS, THE SBQ DIVISION WOULD NEED TO CAPTURE APPROXIMATELY 60% OF THE NON CUT-TO-LENGTH COIL MARKET
     O ONLY AN ESTIMATED 30% OF THE SBQ MARKET REQUIRES THE SIGNIFICANTLY
       MORE EXPENSIVE BLOOM CAST BILLETS CURRENTLY PRODUCED AT MEMPHIS
       - MANAGEMENT ESTIMATES THAT IT INCURS A $40 PER TON COST PENALTY AS A RESULT OF NOT HAVING DIRECT CAST CAPABILITIES
     O THE HIGHER-QUALITY SCRAP SUBSTITUTE, DIRECT REDUCED IRON ("DRI"), IS
       NOT REQUIRED FOR 50-70% OF THE DIVISION'S CUSTOMERS
       - THE COMPANY'S PURCHASE OBLIGATION FOR DRI ADDS AN APPROXIMATE
         $30 PER TON COST PENALTY TO STEEL GRADES THAT DO NOT REQUIRE THE INCREMENTAL QUALITY

MANAGEMENT ESTIMATES THAT IT WOULD COST UPWARDS OF $100 MILLION TO REALIGN THE SBQ ASSETS AND MAKE THE DIVISION COMPETITIVE AND PROFITABLE - THE COMPANY IS NOT FINANCIALLY POSITIONED TO MAKE THIS COMMITMENT



                                                          [SLIDE 14]


WHY SELL SBQ OPERATIONS NOW?
- -----------------------------------------------------------------------------

BOARD AND MANAGEMENT HAVE ACTIVELY REVIEWED A BROAD RANGE OF
STRATEGIC OPTIONS FOR THE SBQ DIVISION OVER THE PAST YEAR

     O OPERATIONAL RAMP-UP HAS REVEALED THAT OPTIMIZATION REQUIRES SIGNIFICANT CAPITAL AND MANAGEMENT RESOURCES
     O   OPERATING RESULTS OF SBQ DIVISION HAVE SIGNIFICANTLY UNDERMINED
         THE COMPANY'S FINANCIAL PERFORMANCE AND INCREASED DEBT LEVELS
     O   CONTINUED FOCUS ON THE SBQ PRODUCT POSES MANY SIGNIFICANT RISKS
     O   OTHER MARKET SEGMENTS PRESENT BETTER GROWTH AND PROFIT OPPORTUNITIES
     O   SBQ SECTOR IS CONSOLIDATING - MEANINGFUL INTEREST IS BEING EXPRESSED

                   SALE OF SBQ OPERATIONS WILL BEST POSITION
                     THE COMPANY TO BUILD STOCKHOLDER VALUE



                                                          [SLIDE 15]

KEY ELEMENTS OF STRATEGIC RESTRUCTURING
- -----------------------------------------------------------------------------

     O DIVEST NON-CORE OPERATIONS (SBQ, AMERICAN IRON REDUCTION); REVIEW OPTIONS FOR PACIFIC COAST RECYCLING

     O ACCELERATE CARTERSVILLE START-UP INITIATIVES - GOAL OF PROFITABLE MILL BY MID-FY 2000

     O   CONTINUE TO DRIVE PRODUCTIVITY AND PROFITABILITY IN CORE
         MINI-MILL OPERATIONS

     O   CONTINUE TO REDUCE DEBT LEVELS TO RESTORE FINANCIAL FLEXIBILITY

       BIRMINGHAM'S STRATEGIC RESTRUCTURING HAS ALREADY RETURNED THE
                        COMPANY TO NET PROFITABILITY



                                                          [SLIDE 16]

KEY FINANCIAL BENEFITS OF THE RESTRUCTURING
- -----------------------------------------------------------------------------

THE STRATEGIC RESTRUCTURING WILL IMMEDIATELY STRENGTHEN THE
COMPANY'S BALANCE SHEET AND IMPROVE CASH FLOW

     O   STRENGTHENS CASH FLOW BY ELIMINATING SBQ OPERATING LOSSES

     O   REDUCES DEBT WITH NET PROCEEDS OF ASSETS SALES

     O RETURNS CAPITAL SPENDING TO MORE NORMALIZED LEVELS (APPROXIMATELY $20 - $30 MILLION)

     O   REDUCES NEED FOR WORKING CAPITAL (LOWER BILLET INVENTORY)

     O   SIGNIFICANTLY STRENGTHENS CREDIT RATIOS

     O   INTEREST RATES WILL INCREASE IF STRATEGIC RESTRUCTURING IS NOT PURSUED.



                                                          [SLIDE 17]

FAILURE TO PURSUE RESTRUCTURING POSES SIGNIFICANT RISKS
- -----------------------------------------------------------------------------

     O PENDING DIVESTITURE, THE SBQ DIVISION WILL BE A NET USER OF CASH FOR FORESEEABLE FUTURE

     O SBQ DIVISION REQUIRES SIGNIFICANT ADDITIONAL RESOURCES - WHICH THE COMPANY DOES NOT HAVE - TO BE OPERATIONALLY COMPETITIVE

     0 INCREASING PRODUCTION WITHOUT ADDRESSING FUNDAMENTAL ISSUES RELATING TO ALIGNMENT OF ASSETS WILL INCREASE - RATHER THAN DECREASE - CASH NEEDS OF SBQ DIVISION

     O   NO ASSURANCE THAT MARKET WILL TURN AT ANY TIME IN THE NEAR FUTURE



                                                          [SLIDE 18]


ANALYSTS SUPPORT THE RESTRUCTURING
- -----------------------------------------------------------------------------

     O "BIRMINGHAM STEEL HAS ANNOUNCED A LONG-OVERDUE RESTRUCTURING WHEREBY THE COMPANY WILL SEEK TO DIVEST SEVERAL UNPROFITABLE BUSINESSES AND FOCUS ON ITS CORE OPERATIONS." (LARRY BENN, GOLDMAN SACHS & CO., 8/19/99)

     O   ". . . THE DIVESTITURE OF THESE BUSINESSES SHOULD HAVE A
         SIGNIFICANTLY POSITIVE IMPACT ON THE COMPANY'S EBITDA." (LARRY BENN, GOLDMAN SACHS & CO., 8/19/99)

     O ". . . WE BELIEVE THE DIVESTITURE [OF THE SBQ DIVISION] WOULD BE ADDITIVE UNDER ALMOST ANY TRANSACTION SCENARIO." (MICHAEL S. MICHALISIN/MICHELE KEDEM, DEUTSCHE BANC ALEX. BROWN, 9/16/99)

     O "IT HAS BEEN THE SBQ DIVISION THAT HAS BEEN THE ISSUE FOR THE COMPANY. I SEE THIS [THE SALE OF THE DIVISION] AS A POSITIVE MOVE." SCOTT MORRISON, DONALDSON, LUFKIN & JENRETTE (IN THE BIRMINGHAM NEWS, 8/19/99)



     NOTE:  PERMISSION TO USE THESE QUOTATIONS WAS NEITHER SOUGHT NOR GRANTED.


                                                          [SLIDE 19]

AGREEMENT REACHED WITH LENDERS
- -----------------------------------------------------------------------------

BIRMINGHAM STEEL'S REVISED AGREEMENTS WITH ITS BANKS AND PRIVATE
LENDERS WERE A VOTE OF CONFIDENCE IN THE COMPANY, ITS BOARD AND
MANAGEMENT, AND THE STRATEGIC RESTRUCTURING

     O AVAILABLE LINES MAINTAINED AT $300 MILLION EFFECTIVE JANUARY 1, 2000, PROVIDING LIQUIDITY TO MEET THE COMPANY'S NEEDS

     O INTEREST RATES ON THE BORROWINGS INCREASED AND COLLATERAL PROVIDED TO THE LENDERS

     O AGREEMENTS - AS REQUIRED BY OUR LENDERS - CONTINUE TO PROVIDE THAT DEBT BECOMES DUE AND PAYABLE UPON A CHANGE OF CONTROL

         O DECISION AS TO IMPACT OF CHANGE OF CONTROL IS WITH LENDERS AND NOT THE BOARD OF DIRECTORS



                                                          [SLIDE 20]

DIVESTITURE UPDATE - SBQ OPERATIONS
- -----------------------------------------------------------------------------

     O CREDIT SUISSE FIRST BOSTON DIRECTING SALES PROCESS WITH ASSISTANCE FROM BANC OF AMERICA SECURITIES

         O        INITIAL CONTACTS MADE

         O        SELLING MEMORANDA DISTRIBUTED

         O        TARGETED THREE TO SIX MONTH SALES PROCESS

     O MANAGEMENT ADDRESSING CURRENT OPERATING ISSUES AT MEMPHIS AND CLEVELAND TO MAXIMIZE ASSET VALUES DURING SALES PROCESS WHILE MINIMIZING CASH REQUIREMENTS

     O NO FURTHER ASSET WRITE-DOWNS ASSOCIATED WITH THE SBQ OPERATIONS ARE ANTICIPATED


                                                          [SLIDE 21]


                       THE UNITED GROUP SOLICITATION



                                                          [TITLE SLIDE]

BACKGROUND
- -----------------------------------------------------------------------------

AFTER REJECTING BIRMINGHAM STEEL'S EFFORTS TO AVOID A COSTLY AND DISRUPTIVE PROXY CONTEST, A DISSIDENT STOCKHOLDER GROUP OWNING LESS THAN 8% OF THE COMPANY'S STOCK IN EFFECT DEMANDED THE KEYS TO THE COMPANY


INITIAL 13D         O    DISSIDENT GROUP LED BY JAMES MCGLOTHLIN OF THE
PROPOSAL                 UNITED COMPANY AND JAMES TODD, JR., FORMERLY
                         OF BIRMINGHAM
                    O    PROPOSAL TO NOMINATE JOHN CORRENTI AS CHAIRMAN AND CEO
                    O    REJECTED COMPANY'S EFFORTS TO AVOID COSTLY AND
                         DISRUPTIVE PROXY CONTEST
PROXY               O    NOMINATED SLATE OF 9 DIRECTORS, 7 WITH NO STEEL
FILING                   INDUSTRY EXPERIENCE, 3 ON BOARD OF BANKRUPT
                         HARNISCHFEGER
                    O    NO CLEAR STRATEGY TO INCREASE STOCKHOLDER VALUE



                                                          [SLIDE 22]

OBSERVATIONS
- -----------------------------------------------------------------------------

CHANGING THE BOARD AND MANAGEMENT NOW IS NOT IN THE BEST INTEREST
OF THE VAST MAJORITY OF BIRMINGHAM STEEL'S STOCKHOLDERS

O    BIRMINGHAM'S BOARD AND MANAGEMENT ARE EXPERIENCED AND FOCUSED:

     O   CORE MINI-MILL OPERATIONS ARE PROFITABLE AND WELL-POSITIONED
     O   CLEAR RESTRUCTURING PLAN FOCUSES THE COMPANY ON THOSE OPERATIONS
     O CHANGE WOULD BE DISRUPTIVE AND WOULD JEOPARDIZE VALUE CREATED BY THE RESTRUCTURING

O    THE DISSIDENT GROUP'S PROPOSAL FAILS BECAUSE:
     O   WRONG "PLAN"/NO PLAN
     O   WRONG TEAM
     O   WRONG TIME


                                                          [SLIDE 23]

THE WRONG "PLAN"/NO PLAN
- -----------------------------------------------------------------------------

     O THE UNITED GROUP HAS NOT PUT FORTH ANY MEANINGFUL STRATEGIC OR
       OPERATIONAL PLAN
     O THE UNITED GROUP'S "PLAN" ESSENTIALLY IS TO:
         O    HIRE AND HOPE - BY:
         O    HIRING
              O   CORRENTI
              O   AN AS-YET-UNIDENTIFIED NEW MANAGEMENT TEAM
              O   CONSULTANTS

                                       AND

         O    HOPING THEY CAN FIGURE OUT HOW TO ADD VALUE
         O    ELEMENTS OF THE DISSIDENTS "PLAN" INCLUDE:
              O   OPERATING CORE FACILITIES AT OR ABOVE NAMEPLATE CAPACITY
                  - WHICH WE ALREADY DO!
              O   "FIXING" MEMPHIS - NOT SO EASY AND OPERATIONS STILL COSTLY!



                                                          [SLIDE 24]

THE WRONG "PLAN"/NO PLAN
- -----------------------------------------------------------------------------

              O   RE-ESTABLISHING SERVICE CENTER RELATIONSHIPS - ALREADY
                  STRONG SERVICE CENTER RELATIONSHIPS WITH INCREASING VOLUMES
              O   "FIXING" CARTERSVILLE - CARTERSVILLE ON TRACK TO
                  PROFITABILITY
              O   RETAINING SBQ FOR FORSEEABLE FUTURE - CANNOT AFFORD TO
                  POSTPONE SALE
              O   "FIXING" THE BALANCE SHEET - WITHOUT OFFERING NEW EQUITY
              O   "ATTEMPTING" TO BE AN INDUSTRY CONSOLIDATOR - BUT
                  RESOURCES ARE LIMITED

O THE UNITED GROUP ADMITS THAT IT CURRENTLY HAS NO SPECIFIC PLANS - AT LEAST THIS IS ACCURATE



                                                          [SLIDE 25]

WHO IS JOHN CORRENTI?
- -----------------------------------------------------------------------------

JOHN CORRENTI IS NOT BIRMINGHAM'S SAVIOR

     O   NO KEN IVERSON

     O   HISTORY OF FAILED PROJECTS AND BROKEN PROMISES

         O TRINIDAD, IRON CARBIDE - ESTIMATED COST: $120 MILLION VS. BUDGETED $65 MILLION

              O   "[THE] NEW TRINIDADIAN IRON CARBIDE PLANT HAS BEEN PLAGUED
                  BY BREAKDOWNS AND DELAYS....THEY TRIED TO BUILD IT TOO FAST
                  AND WITHOUT AS MUCH ENGINEERING AS THEY NEEDED..." (BUSINESS WEEK, 6/5/95)

         O BERKELEY, S.C. PLANT - ESTIMATED COST: $550 MILLION VS. BUDGETED $450 MILLION

              O "NUCOR'S EARNINGS DECLINED [BECAUSE OF] UNUSUALLY HIGH START-UP COSTS--IT STARTED UP THE NEW BERKELEY FLAT-ROLLED MILL, HAD CONTINUED PROBLEMS WITH ITS [TRINIDAD] FACILITY..." (MORGAN STANLEY DEAN WITTER, 6/5/97)

              O "...THE BERKELEY MILL'S CAPITAL COST OF $550 MILLION WAS SIGNIFICANTLY MORE EXPENSIVE THAN ANY OTHER NUCOR MILL..." (DONALDSON, LUFKIN & JENRETTE, 8/2/99)

NOTE:    PERMISSION TO USE THESE QUOTATIONS WAS NEITHER SOUGHT NOR GRANTED.


                                                          [SLIDE 26]

WHO IS JOHN CORRENTI?
- -----------------------------------------------------------------------------

     O   FLAWED MANAGEMENT STYLE

         O    FAILED MANAGEMENT STRUCTURE (22 DIRECT REPORTS AT NUCOR)

              O "HAVING NO PRODUCT MANAGERS AND ALL PLANT MANAGERS AS DIRECT REPORTS TO CEO WAS NOT A SIGN OF STRENGTH." (DONALDSON, LUFKIN & JENRETTE, 8/2/99)

         O NO RETURN ANALYSIS ON EXISTING BUSINESSES AND NO LONG-TERM GROWTH PLANNING

         O    POOR SAFETY AND ENVIRONMENTAL RECORD

              O FROM 1987 - 1991, WHILE CORRENTI WAS VICE-PRESIDENT AND GENERAL MANAGER OF NUCOR-YAMATO, THREE OSHA
                  INVESTIGATIONS RESULTED IN 17 CITATIONS (EIGHT OF WHICH WERE DESIGNATED "SERIOUS"). (OSHA)

         O    FORCED OUT OF NUCOR

                 WHY WOULD JOHN CORRENTI'S MANAGEMENT STYLE SUCCEED
                     AT BIRMINGHAM WHEN IT FAILED AT NUCOR?

NOTE:    PERMISSION TO USE THESE QUOTATIONS WAS NEITHER SOUGHT NOR GRANTED.



                                                          [SLIDE 27]

WHO IS JOHN CORRENTI?
- -----------------------------------------------------------------------------

     O   NO EXPERIENCE RUNNING A LEVERAGED COMPANY

     O   EXCESSIVE PAY PACKAGE

         O    SALARY.................................................$600,000

         O    BONUS EQUAL TO 1% OF EBITDA(1)........................1,080,000

         O    1 MILLION BELOW-MARKET OPTIONS(2)...................  2,120,000
                                                                  -----------
                                                                   $3,800,000



(1) BASED ON CSFB EQUITY RESEARCH FOR 2000 CORE OPERATION EBITDA OF $108 MILLION. BONUS CALCULATION IN CONTRACT EXCLUDES EARNINGS FROM ASSETS HELD FOR SALE.

(2) BASED ON INTRINSIC VALUE OF $2.12 PER SHARE, THE DIFFERENCE BETWEEN THE TRADING PRICE OF $7.00 (10/20/99) AND THE EXERCISE PRICE OF $4.88 AS STATED IN THE UNITED GROUP'S 13D FILING.


                                                          [SLIDE 28]

SELECTED COMMENTS OF JOHN CORRENTI
- -----------------------------------------------------------------------------

     O "IT'S A PROBLEM A MONTH." --CORRENTI COMMENT ON THE TRINIDAD IRON CARBIDE MILL THAT, ACCORDING TO BUSINESS WEEK, HAD BEEN "PLAGUED BY BREAKDOWNS AND DELAYS." (BUSINESS WEEK, JUNE 5, 1995)

     O "IF WE HAD TO DO THE DECISION AGAIN TODAY, WE'D BUILD ANOTHER IRON-CARBIDE PLANT IN TRINIDAD [BUT] WE MIGHT HAVE ENGINEERED A LITTLE MORE DILIGENTLY." (NEW STEEL, APRIL 1997)

     O "NONE OF NUCOR'S PROJECTS COMES IN ON BUDGET, CORRENTI SAID. 'THEY ALL OVERRUN,' HE SAID. 'ANYBODY WHO SAYS THEY DON'T IS LYING.'" (NEW STEEL, JULY 1998)



NOTE:  PERMISSION TO USE THESE QUOTATIONS WAS NEITHER SOUGHT NOR GRANTED.


                                                          [SLIDE 29]

WHY NUCOR FORCED OUT CORRENTI:
COMMENTS BY CHAIRMAN H. DAVID AYCOCK
- -----------------------------------------------------------------------------

O    "I'D COME TO SEE CONSIDERABLE DEFICIENCIES BASED ON IMPULSE
     DECISIONS...YOU NEeD MORE INFORMATION, MORE STRUCTURE AND A BETTER DECISION-MAKING PROCESS." (BUSINESS JOURNAL OF CHARLOTTE, JUNE 19,
     1999)

O "WE'VE HAD IMPULSIVE MANAGEMENT FOR SO LONG, BUT WE'RE AT A DIFFERENT PLATEAU NOW." (BUSINESS WEEK, JUNE 21, 1999)

O "THE EARNINGS [AT NUCOR] HAVE BEEN DECLINING. AND THE RETURN ON ASSETS HAS BEEN IN DECLINE FOR SOME TIME. PART OF THAT WAS MANAGEMENT STYLE." (BUSINESS JOURNAL OF CHARLOTTE, JUNE 19, 1999)

O "THE BOARD SAID THINGS HAVE TO CHANGE. WE COULD NOT HAVE A COMPANY THAT WAS DRIFTING...THERE WAS NO EFFORT tO DEVELOP A STRATEGIC PLAN TO CARRY THE COMPANY FORWARD TO THE NEXT CENTURY...THERE [HAVE] BEEN NO SIGNIFICANT INNOVATION AND DEVELOPMENTS IN THE COMPANY SINCE THE VERY EARLY 1990S." (CHARLESTON POST AND COURIER, JUNE 5, 1999)


NOTE: PERMISSION TO USE THESE QUOTATIONS WAS NEITHER SOUGHT NOR GRANTED


                                                          [SLIDE 30]

WHY NUCOR FORCED OUT CORRENTI:
FURTHER COMMENT BY NUCOR CFO SAM SIEGEL
- -----------------------------------------------------------------------------

     O "THEY [IVERSON AND CORRENTI] ARE BOTH GOOD COMMUNICATORS, VERY PERSONABLE, VERY CHARISMATIC, VERY LIKEABLE. HOWEVER THERE WAS A WORLD OF DIFFERENCE BETWEEN MR. IVERSON BEFORE HIS MEDICAL DECLINE AND MR. CORRENTI...IN TERMS OF THEIR WHATEVER-IT-TAKES-TO-BE-A-CEO." (CHARLOTTE OBSERVER, JUNE 27, 1999)

     O "CORRENTI HAD 20 OR SO MANAGERS REPORTING TO HIM, AND THT WAS AN IMPOSSIBLE SITUATION. THE COMPANY LACKED TOP-NOTCH OVERSIGHT." (WALL STREET JOURNAL, NOVEMBER 15, 1999)


NOTE:  PERMISSION TO USE THESE QUOTATIONS WAS NEITHER SOUGHT NOR GRANTED



                                                          [SLIDE 31]

CORRENTI DID NOT CREATE STOCKHOLDER VALUE AT NUCOR
- -----------------------------------------------------------------------------



 NUCOR STOCK PRICE PERFORMANCE

 [Image of a line graph depicting the per share closing price of Nucor common stock from January 1, 1996, the date on which John Correnti was appointed CEO of Nucor, and June 4, 1999, the date on which John
 Correnti resigned. The price per share of Nucor common stock on January 1, 1996 and June 4, 1999, respectively, was 57 1/8 and 46 7/16.]


 EBITDA MARGIN

 [Image of a line graph comparing Birmingham Steel Corporation's EBITDA margins from core operations for fiscal years ending June 30, 1997, 1998 and 1999 against that of Nucor.]


                        EBITDA Margin     EBITDA Margin       EBITDA Margin
                            1997              1998                1999

 Birmingham                 12.9%              14.1%              16.9%

 Nucor                      16.4%              15.6%              15.4%




           BIRMINGHAM'S EBITDA MARGINS FROM CORE OPERATIONS HAVE
          IMPROVED DRAMATICALLY SINCE 1997, UNLIKE THOSE OF NUCOR


                                                          [SLIDE 32]

BIRMINGHAM'S CURRENT BOARD IS SUPERIOR TO SLATE PROPOSED
BY THE UNITED GROUP
- -----------------------------------------------------------------------------

O    CURRENT BIRMINGHAM BOARD COMPOSED OF EIGHT INDEPENDENT DIRECTORS AND
     GARVEY

O BIRMINGHAM'S BOARD MEMBERS INCLUDE FORMER CEO'S OF UNION CARBIDE, TEXACO, LTV, ASARCO, AND EATON

O    7 OF THE 9 UNITED GROUP NOMINEES HAVE NO STEEL INDUSTRY EXPERIENCE

O 3 OF 9 NOMINEES, INCLUDING CORRENTI, CURRENTLY SERVE ON THE BOARD OF HARNISCHFEGER, WHICH RECENTLY FILED FOR BANKRUPTCY



                                                          [SLIDE 33]

THE WRONG TIME
- -----------------------------------------------------------------------------

O THE UNITED GROUP IS SEEKING TO GAIN CONTROL OF BIRMINGHAM STEEL AT THE BOTTOM OF THE CYCLE WITHOUT PROVIDING ALL OTHER STOCKHOLDERS WITH ANY CHANGE-OF-CONTROL PREMIUM

O    CHANGING BIRMINGHAM'S BOARD AND MANAGEMENT NOW WOULD BE COSTLY AND
     DISRUPTIVE

     O    WOULD TRIGGER CHANGE OF CONTROL PROVISIONS IN DEBT INSTRUMENTS

O BIRMINGHAM STEEL ALREADY HAS A HIGHLY QUALIFIED, INDEPENDENT BOARD AND CAPABLE MANAGEMENT TEAM

O    CORE BUSINESS IS STRONG AND PROFITABLE WITH SOLID PROSPECTS

O    STRATEGIC RESTRUCTURING PLAN IS IN PLACE AND ALREADY BEING
     AGGRESSIVELY IMPLEMENTED - FAILURE TO PURSUE WOULD BE COSTLY

                       Birmingham Steel is doing what
                  must be done to build stockholder value


                                                          [SLIDE 34]



                           ADDITIONAL MATERIALS


ORIGINS OF CURRENT S.B.Q. CHALLENGES
- -----------------------------------------------------------------------------
TIMING                    PRIOR ASSESSMENTS                  REACTIONS
- -----------------------------------------------------------------------------
1993              AS&W ongoing losses and negative      Market assessment and
                  cash flow acquired by Todd.           business analysis was
                                                        never completed.
- -----------------------------------------------------------------------------
1993              SBQ industry rationalization          Market prices have
                  temporarily improved prices.          fallen to $400/ton
                  Market prices @ $500/ton and          since then.
                  assumed to be going higher.
- -----------------------------------------------------------------------------
1995              $126 million new coil bar mill        Coil product
                  completed first when new              constitutes only 13%
                  cut-to-length capability (for         of market.
                  87% of market) was necessary.
- -----------------------------------------------------------------------------
1995              Todd signed letter of intent to       Commitment creates a
                  guarantee purchase of 600,000         $30-$50 per ton cost
                  tons of D.R.I./yr.                    disadvantage during
                                                        the last three years.
- -----------------------------------------------------------------------------
1995              Commitment to construct Memphis       Decision creates a
                  w/o direct billet casting             $40/ton cost
                  capability and again without a        disadvantage to
                  market study.                         direct billet
                                                        casting. Used caster
                                                        is not capable of
                                                        meeting requirements.
- -----------------------------------------------------------------------------
1993-1996         Inadequate consideration given        Supply side cost
                  to supply side cost structure         penalties embedded
                  (ore, D.R.I., blooms - logistics      in current cost
                  - mill rolling).                      structure.
- -----------------------------------------------------------------------------




Scenario 1 (full production)
                                             December     January       February     March     April      May     June    7 Months
                                             --------     -------       --------     -----     -----      ---     ----    --------
Special Bar Quality Division
   EBITDA                                    ($2,799)    ($2,863)       ($2,680)   ($2,399)  ($2,253)  ($2,421)  ($2,566) ($17,981)
   Working capital                            (1,294)     (1,471)        (8,375)    (6,797)     (200)     (396)      682   (17,852)
   Capital expenditures                       (1,500)     (2,000)        (1,500)         0         0         0         0    (5,000)
                                             --------------------------------------------------------------------------------------
   Cash flow available for debt repayment     (5,593)     (6,335)       (12,554)    (9,197)   (2,453)   (2,817)  ( 1,884)  (40,833)

Birmingham Steel (includes SBQ)
   Credit facility                          $270,000    $300,000       $300,000   $300,000  $300,000  $300,000  $300,000
   Estimated borrowing                       259,672     268,168        289,717    310,833   313,175   315,792   321,386
                                            ----------------------------------------------------------------------------
   Excess availability                      $ 10,328    $ 31,832       $ 10,283 ( $ 10,833  ($13,175) ($15,792) ($21,386)


Scenario 2 (production scale-back)
                                             December     January       February     March     April     May     June     7 Months
                                             --------     -------       --------     -----     -----     ---     ----     --------
Special Bar Quality Division
   EBITDA                                    ($2,858)    ($3,780)       ($3,780)   ($3,780)  ($3,780)  ($3,780)  ($3,780) ($25,537)
   Working capital                             8,798       4,642         (1,289)       180       873         0         0   (13,205)
   Capital expenditures                       (1,500)     (2,000)        (1,500)         0         0         0         0    (5,000)
                                            ---------------------------------------------------------------------------------------
   Cash flow available for debt repayment      4,440      (1,137)        (6,569)    (3,599)   (2,906)   (3,780)  ( 3,780)  (17,331)

Birmingham Steel (includes SBQ)
   Credit facility                          $270,000    $300,000       $300,000   $300,000  $300,000  $300,000  $300,000
   Estimated borrowing                       233,846     237,145        252,708    268,226   271,021   274,601   282,090
                                            -----------------------------------------------------------------------------
   Excess availability                      $ 36,154    $ 62,855       $ 47,292   $ 31,774  $ 28,979  $ 25,399  $ 17,910


SAFE HARBOR
- -----------------------------------------------------------------------------

Except for historical information, the matters described in this presentation are forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including economic conditions, market demand factors, equipment breakdowns or failures, Birmingham Steel's success in implementing the restructuring plan, as well as other risks described from time to time in the Company's periodic and special filings with Securities and Exchange Commission. Any forward-looking statements contained in this document speak only as of the date hereof, and the Company disclaims any intent or obligation to update such forward-looking statements.


                                                          [SLIDE 35]